Acquisition of Piranema Spirit - Consolidated Pro Forma Financial Information (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Business Acquisition Pro Forma Information [Line Items]
Revenues	$ 1,000,209	$ 955,083
Net (loss) income	$ (98,030)	$ 76,449
Limited partners' interest in net (loss) income per common unit - basic	$ (1.60)	$ 0.99
Limited partners' interest in net (loss) income per common unit - diluted	$ (1.60)	$ 0.99